Exhibit 99.4

                       PINNACLE WEST CAPITAL CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (unaudited)
                (dollars in thousands, except per share amounts)

                                                                            Three Months Ended
                                                                               September 30,
                                                                         --------------------------
                                                                            2001           2000
                                                                         -----------    -----------
Operating Revenues
  Electric                                                               $ 1,531,005    $ 1,567,960
  Real estate                                                                 43,024         39,396
                                                                         -----------    -----------
       Total                                                               1,574,029      1,607,356
                                                                         -----------    -----------
Operating Expenses
  Purchased power and fuel                                                   949,436      1,078,860
  Operations and maintenance                                                 150,916        113,519
  Real estate operations                                                      37,803         33,980
  Depreciation and amortization                                              107,932        114,092
  Taxes other than income taxes                                               29,336         25,641
                                                                         -----------    -----------
       Total                                                               1,275,423      1,366,092
                                                                         -----------    -----------
Operating Income                                                             298,606        241,264

Other Income (Expense)                                                        (1,930)       (14,833)
                                                                         -----------    -----------

Income Before Interest and Income Taxes                                      296,676        226,431
                                                                         -----------    -----------
Interest Expense
  Interest charges                                                            42,531         41,684
  Capitalized interest                                                       (12,450)        (5,240)
                                                                         -----------    -----------
      Total                                                                   30,081         36,444
                                                                         -----------    -----------

Income Before Income Taxes                                                   266,595        189,987

Income Taxes                                                                 104,096         73,938
                                                                         -----------    -----------
Income Before Accounting Change                                              162,499        116,049

Cumulative Effect of a Change in Accounting for Derivatives
  - Net of Income Tax Benefit of $8,099                                      (12,446)            --
                                                                         -----------    -----------

Net Income                                                               $   150,053    $   116,049
                                                                         ===========    ===========

Average Common Shares Outstanding - Basic                                     84,721         84,745

Average Common Shares Outstanding  - Diluted                                  84,909         85,012

Earnings Per Average Common Share Outstanding
  Income Before Accounting Change - Basic                                $      1.92    $      1.37
  Net Income - Basic                                                            1.77           1.37
  Income Before Accounting Change - Diluted                                     1.91           1.37
  Net Income - Diluted                                                          1.77           1.37

                       PINNACLE WEST CAPITAL CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (unaudited)
                (dollars in thousands, except per share amounts)

                                                                               Nine Months Ended
                                                                                 September 30,
                                                                          --------------------------
                                                                             2001           2000
                                                                          -----------    -----------
Operating Revenues
  Electric                                                                $ 3,698,857    $ 2,734,362
  Real estate                                                                 107,813        117,659
                                                                          -----------    -----------
       Total                                                                3,806,670      2,852,021
                                                                          -----------    -----------

Operating Expenses
  Purchased power and fuel                                                  2,324,617      1,493,535
  Operations and maintenance                                                  408,305        331,301
  Real estate operations                                                      101,248        101,374
  Depreciation and amortization                                               318,842        325,393
  Taxes other than income taxes                                                80,101         76,643
                                                                          -----------    -----------
       Total                                                                3,233,113      2,328,246
                                                                          -----------    -----------
Operating Income                                                              573,557        523,775

Other Income (Expense)                                                            569         13,620
                                                                          -----------    -----------

Income Before Interest and Income Taxes                                       574,126        537,395
                                                                          -----------    -----------
Interest Expense
  Interest charges                                                            129,103        123,283
  Capitalized interest                                                        (35,404)       (13,875)
                                                                          -----------    -----------
      Total                                                                    93,699        109,408
                                                                          -----------    -----------

Income Before Income Taxes                                                    480,427        427,987

Income Taxes                                                                  188,866        167,967
                                                                          -----------    -----------
Income Before Accounting Change                                               291,561        260,020

Cumulative Effect of a Change in Accounting for Derivatives
  - Net of Income Tax Benefit of $9,892                                       (15,201)            --
                                                                          -----------    -----------

Net Income                                                                $   276,360    $   260,020
                                                                          ===========    ===========

Average Common Shares Outstanding - Basic                                      84,731         84,735

Average Common Shares Outstanding  - Diluted                                   84,972         84,901

Earnings Per Average Common Share Outstanding
  Income Before Accounting Change - Basic                                 $      3.44    $      3.07
  Net Income - Basic                                                             3.26           3.07
  Income Before Accounting Change - Diluted                                      3.43           3.06
  Net Income - Diluted                                                           3.25           3.06

                       PINNACLE WEST CAPITAL CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (unaudited)
                (dollars in thousands, except per share amounts)

                                                                              Twelve Months Ended
                                                                                 September 30,
                                                                           --------------------------
                                                                              2001           2000
                                                                           -----------    -----------
Operating Revenues
  Electric                                                                 $ 4,496,305    $ 3,234,499
  Real estate                                                                  148,519        163,958
                                                                           -----------    -----------
       Total                                                                 4,644,824      3,398,457
                                                                           -----------    -----------
Operating Expenses
  Purchased power and fuel                                                   2,763,873      1,653,139
  Operations and maintenance                                                   527,206        458,715
  Real estate operations                                                       134,296        142,497
  Depreciation and amortization                                                424,678        427,496
  Taxes other than income taxes                                                103,238        100,221
                                                                           -----------    -----------
       Total                                                                 3,953,291      2,782,068
                                                                           -----------    -----------
Operating Income                                                               691,533        616,389

Other Income (Expense)                                                         (13,463)        25,256
                                                                           -----------    -----------

Income Before Interest and Income Taxes                                        678,070        641,645
                                                                           -----------    -----------
Interest Expense
  Interest charges                                                             172,265        162,913
  Capitalized interest                                                         (43,167)       (15,286)
                                                                           -----------    -----------
       Total                                                                   129,098        147,627
                                                                           -----------    -----------

Income Before Income Taxes                                                     548,972        494,018

Income Taxes                                                                   215,099        189,197
                                                                           -----------    -----------
Income Before Accounting Change                                                333,873        304,821

Cumulative Effect of a Change in Accounting for Derivatives
  - Net of Income Tax Benefit of $9,892                                        (15,201)            --
                                                                           -----------    -----------

Net Income                                                                 $   318,672    $   304,821
                                                                           ===========    ===========

Average Common Shares Outstanding - Basic                                       84,730         84,732

Average Common Shares Outstanding  - Diluted                                    84,984         84,898

Earnings Per Average Common Share Outstanding
  Income Before Accounting Change - Basic                                  $      3.94    $      3.60
  Net Income - Basic                                                              3.76           3.60
  Income Before Accounting Change - Diluted                                       3.93           3.59
  Net Income - Diluted                                                            3.75           3.59